Exhibit 99.1

ANNEX A

The Trust Student Loan Pool as of April 30, 2021

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original cutoff date:
•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;
•	was more than 120 days past the final disbursement;
•	was not more than 210 days past due;
•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and
•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the original cutoff date was subject to the depositor’s or the Student Loan Marketing Association’s prior obligation to sell that loan to a third party.  The Student Loan Marketing Association was dissolved on December 31, 2004 and all of its obligations were assumed by its affiliate, Navient Credit Finance Corporation.

Unless otherwise specified, all information with respect to the trust student loans is presented as of April 30, 2021, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $2,634,997 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 14 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods. See “Risk Factors—Forbearances Granted As a Result of the COVID-19 Pandemic May Delay Payments of Interest and Principal” in this remarketing memorandum.

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The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.
Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE
Aggregate Outstanding Principal Balance	$477,834,072
Aggregate Outstanding Principal Balance – Treasury Bill	$68,489,307
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	14.33%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$409,344,597
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	85.67%
Aggregate Outstanding Principal Balance – Treasury Bill Other	$168
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill Other	0.00%
Number of Borrowers	13,475
Average Outstanding Principal Balance Per Borrower	$35,461
Number of Loans	24,067
Average Outstanding Principal Balance Per Loan – Treasury Bill	$37,263
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$18,416
Average Outstanding Principal Balance Per Loan – Treasury Bill Other	$168
Weighted Average Remaining Term to Scheduled Maturity	176 months
Weighted Average Annual Interest Rate	6.09%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

The category “Other” in the table above represents the Health Education Assistance Loan Program (which we refer to as “HEAL” and the loans originated under such program as “HEAL Loans”) portion of any consolidation loans made under the FFELP which consolidated one or more Stafford Loans, SLS Loans and/or PLUS Loans with one or more student loans originated under the HEAL Program. These consolidation loans are guaranteed as to principal and interest by a guaranty agency and reinsured by the Department of Education. The HEAL portion of any consolidation loan is not eligible to receive special allowance payments or interest subsidy payments. The interest rate on the HEAL Loan segment of any such consolidation loan is variable and is reset each July 1, based upon the average bond-equivalent rate for 91-day Treasury bills auctioned during the three months ending June 30, plus 3.0%. In addition, the applicable interest rate on the HEAL Loan segment of any such consolidation loan is not subject to any cap on the interest rate that may apply to the principal of the HEAL Loan segment.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct
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obligations of the United States with a maturity of thirteen weeks, as reported by the United States Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY BORROWER INTEREST RATES AS OF THE STATISTICAL DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	1	$25,830	*
3.01% to 3.50%	1,662	22,138,360	4.6%
3.51% to 4.00%	1,904	34,327,400	7.2
4.01% to 4.50%	4,551	60,293,712	12.6
4.51% to 5.00%	5,103	78,224,634	16.4
5.01% to 5.50%	1,115	18,605,902	3.9
5.51% to 6.00%	1,329	24,060,988	5.0
6.01% to 6.50%	1,929	37,452,248	7.8
6.51% to 7.00%	1,893	45,621,815	9.5
7.01% to 7.50%	764	20,986,524	4.4
7.51% to 8.00%	1,583	49,746,825	10.4
8.01% to 8.50%	1,714	56,355,362	11.8
Equal to or greater than 8.51%	519	29,994,473	6.3

Total	24,067	$477,834,072	100.0%

* Represents a percentage greater than 0% but less than 0.05%.

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the original prospectus.

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY OUTSTANDING PRINCIPAL BALANCE PER BORROWER AS OF THE STATISTICAL DISCLOSURE DATE
Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	2,166	$5,423,342	1.1%
$ 5,000.00-$ 9,999.99	1,693	12,584,714	2.6
$10,000.00-$14,999.99	1,481	18,429,487	3.9
$15,000.00-$19,999.99	1,273	22,135,711	4.6
$20,000.00-$24,999.99	1,022	22,917,889	4.8
$25,000.00-$29,999.99	826	22,600,287	4.7
$30,000.00-$34,999.99	694	22,539,386	4.7
$35,000.00-$39,999.99	591	22,103,964	4.6
$40,000.00-$44,999.99	494	20,912,698	4.4
$45,000.00-$49,999.99	434	20,552,847	4.3
$50,000.00-$54,999.99	374	19,608,019	4.1
$55,000.00-$59,999.99	277	15,901,658	3.3
$60,000.00-$64,999.99	244	15,228,066	3.2
$65,000.00-$69,999.99	202	13,594,220	2.8
$70,000.00-$74,999.99	183	13,268,033	2.8
$75,000.00-$79,999.99	140	10,851,058	2.3
$80,000.00-$84,999.99	143	11,781,355	2.5
$85,000.00-$89,999.99	118	10,323,873	2.2
$90,000.00-$94,999.99	105	9,706,622	2.0
$95,000.00-$99,999.99	91	8,878,938	1.9
$100,000.00 and above	924	158,491,907	33.2

Total	13,475	$477,834,072	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DELINQUENCY STATUS AS OF THE STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	23,259	$450,214,474	94.2%
31-60 days	278	9,658,657	2.0
61-90 days	182	6,085,333	1.3
91-120 days	98	3,070,443	0.6
121-150 days	45	1,978,230	0.4
151-180 days	31	826,345	0.2
181-210 days	43	1,315,378	0.3
Greater than 210 days	131	4,685,213	1.0

Total	24,067	$477,834,072	100.0%

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY REMAINING TERM TO SCHEDULED MATURITY AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	67	$23,252	*
4 to 12	521	591,366	0.1%
13 to 24	1,869	3,411,256	0.7
25 to 36	1,346	4,697,083	1.0
37 to 48	1,136	6,165,141	1.3
49 to 60	1,086	7,591,465	1.6
61 to 72	1,074	9,268,081	1.9
73 to 84	2,342	19,442,183	4.1
85 to 96	1,247	14,148,436	3.0
97 to 108	1,076	14,916,732	3.1
109 to 120	930	15,187,937	3.2
121 to 132	1,572	33,385,714	7.0
133 to 144	2,830	57,711,496	12.1
145 to 156	1,448	36,717,912	7.7
157 to 168	975	28,479,538	6.0
169 to 180	916	30,367,381	6.4
181 to 192	673	24,934,446	5.2
193 to 204	642	25,509,176	5.3
205 to 216	466	21,161,511	4.4
217 to 228	332	15,343,497	3.2
229 to 240	248	13,871,154	2.9
241 to 252	183	9,160,715	1.9
253 to 264	126	7,725,890	1.6
265 to 276	124	6,264,291	1.3
277 to 288	94	6,117,599	1.3
289 to 300	233	17,861,567	3.7
301 to 312	399	36,965,342	7.7
313 to 324	39	3,709,003	0.8
325 to 336	12	1,586,294	0.3
337 to 348	19	1,577,419	0.3
349 to 360	19	2,343,394	0.5
361 and above	23	1,597,801	0.3

Total	24,067	$477,834,072	100.0%

* Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE
Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	618	$14,712,940	3.1%
Forbearance	1,697	54,299,001	11.4
Repayment
First year in repayment	110	7,443,557	1.6
Second year in repayment	158	6,726,665	1.4
Third year in repayment	147	7,771,182	1.6
More than 3 years in repayment	21,337	386,880,727	81.0

Total	24,067	$477,834,072	100.0%
(1)Of the trust student loans in forbearance status, approximately 378 loans with an aggregate outstanding principal balance of $11,492,058, representing 2% of the pool by principal, are in the Coronavirus Disaster Forbearance Program.

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period (this category includes the Coronavirus Disaster Forbearance Program.); or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 143.0 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

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SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN STATUS OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE
	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	15.6	-	200.5
Forbearance	-	6.0	200.7
Repayment	-	-	170.6

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $14,712,940 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $11,544,570 or approximately 78.5% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.

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GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	203	$4,314,167	0.9%
Alaska	28	811,410	0.2
Arizona	703	13,419,769	2.8
Arkansas	143	2,575,387	0.5
California	2,208	44,195,950	9.2
Colorado	398	7,069,322	1.5
Connecticut	354	5,283,673	1.1
Delaware	68	1,064,017	0.2
District of Columbia	85	1,822,307	0.4
Florida	2,024	56,911,744	11.9
Georgia	886	21,425,580	4.5
Hawaii	92	2,625,761	0.5
Idaho	86	1,976,292	0.4
Illinois	895	16,381,505	3.4
Indiana	1,446	26,986,297	5.6
Iowa	85	1,357,055	0.3
Kansas	337	5,148,787	1.1
Kentucky	277	5,366,279	1.1
Louisiana	906	16,293,950	3.4
Maine	93	2,501,091	0.5
Maryland	722	14,780,640	3.1
Massachusetts	818	13,585,244	2.8
Michigan	460	10,144,401	2.1
Minnesota	245	4,716,093	1.0
Mississippi	209	4,535,365	0.9
Missouri	467	8,391,124	1.8
Montana	36	910,405	0.2
Nebraska	47	641,072	0.1
Nevada	128	3,091,219	0.6
New Hampshire	206	3,459,293	0.7
New Jersey	640	11,184,160	2.3
New Mexico	87	1,758,149	0.4
New York	1,821	31,571,784	6.6
North Carolina	610	13,809,729	2.9
North Dakota	13	344,920	0.1
Ohio	162	3,250,430	0.7
Oklahoma	327	6,067,985	1.3
Oregon	289	5,628,678	1.2
Pennsylvania	838	14,293,367	3.0
Rhode Island	54	805,876	0.2
South Carolina	295	6,752,632	1.4
South Dakota	18	248,668	0.1
Tennessee	339	7,003,574	1.5
Texas	2,005	38,649,063	8.1
Utah	69	1,646,521	0.3
Vermont	39	733,206	0.2
Virginia	715	13,487,934	2.8
Washington	606	9,934,498	2.1
West Virginia	118	2,156,552	0.5
Wisconsin	189	2,858,421	0.6
Wyoming	17	293,612	0.1
Other	161	3,569,115	0.7

Total	24,067	$477,834,072	100.0%

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We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

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The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	11,994	$189,595,068	39.7%
Other Repayment Options(1)	8,837	163,091,259	34.1
Income-driven Repayment(2)	3,236	125,147,745	26.2

Total	24,067	$477,834,072	100.0%

(1) Includes, among others, graduated repayment and interest-only period loans. (2) Includes income sensitive and income based repayment.

With respect to interest-only loans, as of the statistical disclosure date, there are 177 loans with an aggregate outstanding principal balance of $5,075,441 currently in an interest-only period.  These interest-only loans represent approximately 1.1% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	11,921	$200,074,531	41.9%
Unsubsidized	12,146	277,759,541	58.1

Total	24,067	$477,834,072	100.0%

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The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DATE OF DISBURSEMENT AS OF THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	66	$3,077,118	0.6%
October 1, 1993 through June 30, 2006	24,001	474,756,954	99.4
July 1, 2006 and later	0	0	0.0

Total	24,067	$477,834,072	100.0%

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Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY GUARANTY AGENCY AS OF THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	579	$8,612,207	1.8%
College Assist	5	426,332	0.1
Educational Credit Management Corporation	693	13,907,256	2.9
Great Lakes Higher Education Corporation	16,517	347,724,165	72.8
Illinois Student Assistance Comm	598	11,345,552	2.4
Kentucky Higher Educ. Asst. Auth.	795	13,744,574	2.9
Louisiana Office Of Student Financial Asst	170	2,370,556	0.5
Michigan Guaranty Agency	219	4,154,590	0.9
New York State Higher Ed Services Corp	2,182	33,643,133	7.0
Oklahoma Guaranteed Stud Loan Prog	292	4,440,602	0.9
Pennsylvania Higher Education Assistance Agency	1,185	19,794,571	4.1
Texas Guaranteed Student Loan Corp	831	17,670,734	3.7
United Student Aid Funds, Inc.	1	-200	*
Total	24,067	$477,834,072	100.0%

* Represents a percentage greater than 0% but less than 0.05%.

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SIGNIFICANT GUARANTOR INFORMATION

The information shown for the Significant Guarantor relates to all student loans, including but not limited to trust student loans, guaranteed by the Significant Guarantor.

We obtained the following information from various sources, including from the Significant Guarantor and/or from the Department of Education.  None of the depositor, Navient CFC, the servicer, their affiliates or the remarketing agents has audited or independently verified this information for accuracy or completeness.

Ascendium Education Solutions, Inc.

Ascendium Education Solutions, Inc. f/k/a Great Lakes Higher Education Guaranty Corporation (“Ascendium”) is a Wisconsin nonstock, nonprofit corporation, the sole member of which is Ascendium Education Group, Inc. f/k/a Great Lakes Higher Education Corporation (“Ascendium Education Group”).  Ascendium’s predecessor organization, Ascendium Education Group, was organized as a Wisconsin nonstock, nonprofit corporation and began guaranteeing student loans under the Higher Education Act in 1967.  Ascendium is the designated guaranty agency under the Higher Education Act for Wisconsin, Arkansas, Iowa, Minnesota, Montana, North Dakota, Ohio, South Dakota, Puerto Rico and the Virgin Islands.  On January 1, 2002, Ascendium Education Group (and Ascendium directly and through its support services agreement with Ascendium Education Group), outsourced certain aspects of its student loan program guaranty support operations to Great Lakes Educational Loan Services, Inc. (“GLELSI”).  Ascendium continues as the “guaranty agency” as defined in Section 435(j) of the Higher Education Act and continues its default aversion, claim purchase and compliance, collection support and federal reporting responsibilities as well as custody and responsibility for all revenues, expenses and assets related to that status.  The primary operations center for Ascendium Education Group and its affiliates (including Ascendium) is in Madison, Wisconsin, which includes operational staff offices for guaranty functions.  Ascendium also maintain offices in; Eagan, Minnesota; Aberdeen, South Dakota; and Indianapolis, Indiana. Ascendium will provide a copy of Ascendium Education Group’s most recent consolidated financial statements on receipt of a written request directed to 2501 International Lane, Madison, Wisconsin 53704, Attention: Chief Financial Officer.
United Student Aid Funds, Inc. (“USAF”) was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960.  USAF (i) maintained facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students attending approved educational institutions; (ii) guaranteed education loans made pursuant to certain loan programs under the Higher Education Act, as well as loans made under certain private loan  programs; and (iii) served as the designated guarantor for education-loan programs under the Higher Education Act of 1965, as amended (“the Act”) in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada and Wyoming.
USAF was the sole member of the Northwest Education Loan Association (“NELA”), a guarantor serving the states of Washington, Idaho and the Northwest. Ascendium Education Group became a member of USAF effective January 1, 2017.

Effective as of December 31, 2018, NELA was dissolved, with its remaining assets going to its sole member, USAF.  Immediately thereafter, USAF was merged into Ascendium.  Thus, the portfolios previously held by USAF and NELA are now held by Ascendium.
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The information in the following tables has been provided to the Issuer from reports provided by or to the United States Department of Education and has not been verified by the Issuer, Ascendium, or the initial purchasers.  No representation is made by the Issuer, Ascendium, or the initial purchasers as to the accuracy or completeness of this information.  Prospective investors may consult the United States Department of Education Data Books and Web sites http://www2.ed.gov/finaid/prof/resources/data/opeloanvol.html and http://www.fp.ed.gov/pubs.html for further information concerning Ascendium or any other guaranty agency.
Guaranty Volume.  Pursuant to the SAFRA Act, part of the Health Care and Education Reconciliation Act of 2010, Ascendium, the former USAF, and the former NELA ceased issuing new loan guarantees on June 30, 2010. The most recent year for which the United States Department of Education has issued guaranty volume information is 2009. Ascendium issued $7.0 billion in new loan guarantees in that year.
Reserve Ratio.  The reserve ratios for Ascendium, the former USAF and the former NELA are as follows:
The Ascendium Portfolio*

Following are Ascendium’s reserve fund levels as calculated in accordance with 34 CFR 682.410(a)(10) for federal fiscal years 2015 through 2019:

Federal Fiscal Year	Federal Guaranty Reserve Fund Level[1]
2015	1.05%
2016	1.37%
2017	1.80%
2018	2.21%
2019	0.64%

The United States Department of Education’s website at http://www.fp.ed.gov/pubs.html has posted reserve ratios for Ascendium for federal years 2015, 2016, 2017, 2018 and 2019 of 0.608%, 0.827%, 1.000%, 1.480% and 0.49% respectively. Ascendium believes the Department of Education has not calculated the reserve ratio in accordance with the Act and the correct ratio should be 1.05%, 1.37%, 1.80%, 2.21% and 0.64% respectively, as shown above and as explained in the following footnote.  On November 17, 2006, the United States Department of Education advised Ascendium that beginning in Federal Fiscal Year 2006 it will publish reserve ratios that include loan loss provision and deferred revenues.  Ascendium believes this change more closely

1          In accordance with Section 428(c)(9) of the Higher Education Act, does not include loans transferred from the former Higher Education Assistance Foundation, Northstar Guarantee Inc., Ohio Student Aid Commission, Puerto Rico Higher Education Assistance Corporation, Student Loan Guarantee Foundation of Arkansas, Student Loans of North Dakota, Montana, Guaranteed Student Loan Program, or designated states of Arizona, Hawaii, Idaho, Indiana, Kansas, Maryland, Mississippi, Nevada, Washington, Wyoming, and certain Pacific Trust Territories.  (The minimum reserve fund ratio under the Higher Education Act is 0.25%.)
*   The percentages for 2015-2018 include only the Ascendium portfolio; the percentage for 2019 include the combined portfolios of Ascendium, USAF and NELA.
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approximates the statutory calculation. According to the United States Department of Education, available cash reserves may not always be an accurate barometer of a guarantor’s financial health.
The Former USAF Portfolio Now Held by Ascendium
Following are USAF’s reserve fund levels as calculated in accordance with 34 CFR 682.410(a)(10) for federal fiscal years 2014 through 2018:

Federal Fiscal Year	Federal Guaranty Reserve Fund Level[1]
2014	0.277%
2015	0.251%
2016	0.308%
2017	0.350%
2018	0.363%
The Former NELA Portfolio Now Held by Ascendium
Following are NELA’s reserve fund levels as calculated in accordance with 34 CFR 682.410(a)(10) for federal fiscal years 2014 through 2018:

Federal Fiscal Year	Federal Guaranty Reserve Fund Level[1]
2014	0.377%
2015	0.295%
2016	0.373%
2017	0.430%
2018	0.460%

Claims Rate. The claims rate for Ascendium, USAF and NELA are as follows:
The Ascendium Portfolio*
For the past five federal fiscal years, Ascendium’s claims rate has not exceeded 5%, and, as a result, the highest allowable reinsurance has been paid on all Ascendium’s claims.  The actual claims rates for federal fiscal years 2015 through 2019 are as follows:

Federal Fiscal Year	Claims Rate
2015	0.96%
2016	1.00%
2017	0.35%
2018 2019	0.35% 2.00%

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The Former USAF Portfolio Now Held by Ascendium
For the past five federal fiscal years, USAF’s claims rate has not exceeded 5%, and, as a result, the highest allowable reinsurance has been paid on all USAF’s claims.  The actual claims rates for federal fiscal years 2014 through 2018 are as follows:

Federal Fiscal Year	Claims Rate
2014	4.73%
2015	4.71%
2016	0.60%
2017	0.67%
2018	2.15%

As a result of various statutory and regulatory changes over the past several years, historical rates may not be an accurate indicator of current delinquency or default trends or future claims rates.
The Former NELA Portfolio Now Held by Ascendium
For the past five federal fiscal years, NELA’s claims rate has not exceeded 5%, and, as a result, the highest allowable reinsurance has been paid on all NELA’s claims.  The actual claims rates for federal fiscal years 2014 through 2018 are as follows:

Federal Fiscal Year	Claims Rate
2014	1.37%
2015	0.60%
2016	1.31%
2017	0.63%
2018	1.52%

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NEW YORK STATE HIGHER EDUCATION SERVICES CORPORATION
New York State Higher Education Services Corporation (“HESC”) was organized in 1975 as an agency of the State of New York, pursuant to an act of the New York legislature, to expand educational opportunities for students.  HESC administers the New York Tuition Assistance Program and a variety of state scholarships in addition to acting as a guarantee agency under the Federal Family Education Loan Program (FFELP).  HESC is the designated guarantee agency for the State of New York, and guarantees all types of FFELP loans.
As a result of the March 30, 2010 enactment of the Health Care and Education Reconciliation Act of 2010 (HCERA) (HR4872), the FFELP was eliminated effective July 1, 2010.  No new (first disbursed) Stafford, PLUS or consolidation loans may be disbursed through the FFELP after 6/30/2010.  Existing FFELP loans will continue to be eligible for program benefits.  Beginning 7/1/2010, all new Stafford, PLUS and consolidation loans will be made under the U. S. Department of Education’s Direct Loan Program.
For the FFELP, HESC will continue to have the responsibility for providing collection assistance to lenders for delinquent loans, paying lender claims for loans in default, and collection activities on loans after purchase by HESC.  In addition to the FFELP, HESC continues to perform residual administrative activities of the State guaranteed loan program in which no new loans have been guaranteed since 1984.
HESC has a Federal Student Loan Reserve Fund (the “Federal Fund”) and an Agency Operating Fund to account for FFELP activity.  The Federal Fund assets, and earnings on those assets, are restricted in use and are considered property of the Department of Education.  The Agency Operating Fund is considered property of HESC, and its assets and earnings may be used generally for guarantee agency and other student financial aid related activities.
As of September 30, 2017, HESC had total FFELP assets of approximately $160           million (including balances for both the Federal Fund and the Agency Operating Fund) and had a total of approximately $12.1 billion in original principal amount of loans outstanding.
Guarantee Volume.   As a result of HCERA, HESC has not guaranteed any loans in the last five federal fiscal years ended September 30.
Reserve Ratio.  A guarantee agency’s reserve ratio is determined by dividing its Federal Fund Balance by the original principal amount of loans outstanding.  HESC’s reserve ratio for each of the five federal fiscal years ended September 30, 2013 through September 30, 2017 was as follows:
	Reserve Ratio as of Close of Federal Fiscal Year
Guarantor	2013	2014	2015	2016	2017
New York State Higher Education Services Corporation	0.31%	0.29%	0.32%	0.45%	0.60%

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Recovery Rates.  The Department of Education calculates a guaranty agency’s recovery rate by dividing the amount recovered from borrowers during a federal fiscal year by the guaranty agency’s outstanding default loan portfolio (beginning inventory) at the end of the prior federal fiscal year.  HESC’s recovery rate for each of the five federal fiscal years ended ended September 30, 2013 through September 30, 2017 provided below uses the Department of Education’s calculation method:

	Recovery Rate Federal Fiscal Year
Guarantor	2013	2014	2015	2016	2017
New York State Higher Education Services Corporation	25.56%	22.74%	21.86%	24.86%	25.42%
Claims Rate.  A guaranty agency’s claims rate is determined by dividing the amount of federal reinsurance claims paid by the Department of Education during a federal fiscal year by the original principal amount of loans in repayment at the end of the prior federal fiscal year.  HESC’s claims rate for each of the five federal fiscal years ended September 30, 2013 through September 30, 2017 was as follows:
	Claims Rate Federal Fiscal Year
Guarantor	2013	2014	2015	2016	2017
New York State Higher Education Services Corporation	1.51%	1.52%	0.93%	0.62%	0.78%

HESC is headquartered at 99 Washington Avenue, Albany, New York 12255.  Its most recent annual report is available on its web site.

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